UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009 (February 24, 2009)
ALSERES PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

239 South Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 3.02.Unregistered Sales of Equity Securities
Item 8.01.Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 SECURITIES PURCHASE AGREEMENT
EX-10.2 LETTER AGREEMENT CATO BIO VENTURES
EX-99.1 PRESS RELEASE DATED FEBRUARY 27, 2009

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement
     On February 24, 2009, Alseres Pharmaceuticals, Inc. (“Alseres”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) to sell 200,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), to Cato Holding Company (d/b/a Cato BioVentures) (the “Private Placement”). Alseres completed the Private Placement for gross proceeds of $200,000.
     Pursuant to the Securities Purchase Agreement, Alseres has granted incidental registration rights to Cato BioVentures covering resale of the shares of common stock issued in the private placement.
     The foregoing summary of the terms of the Securities Purchase Agreement is subject to, and qualified in its entirety by, the Securities Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Letter Agreement
     On February 24, 2009, Alseres entered into a Letter Agreement (the “Letter Agreement”) with Cato BioVentures as an inducement for Cato BioVentures to enter into the Securities Purchase Agreement. The Letter Agreement provides that if Alseres sells shares of its Common Stock, or securities convertible into Common Stock, prior to September 30, 2009, and the purchaser of such securities receives warrants to purchase additional shares of Common Stock (a “Qualified Financing”), subject to certain exceptions, Cato BioVentures shall be entitled to receive, for no additional consideration, a warrant to purchase shares of Common Stock with the same terms and conditions as those provided to a purchaser in a Qualified Financing.
     The foregoing summary of the terms of the Letter Agreement is subject to, and qualified in its entirety by, the Letter Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On February 24, 2009, Alseres completed the sale of an aggregate of 200,000 shares of its Common Stock, to Cato BioVentures for gross proceeds of $200,000.
     The Common Stock was offered and sold in the Private Placement to an accredited investor without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.
Item 8.01. Other Events.
     On February 27, 2009, Alseres announced that it had entered into the Securities Purchase Agreement for the sale of the Common Stock in the Private Placement. A copy of the press release announcing the Securities Purchase Agreement and the Private Placement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alseres Pharmaceuticals, Inc.

Date: February 27, 2009	By:	/s/ Kenneth L. Rice, Jr.

Kenneth L. Rice, Jr.
Executive Vice President, Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated February 24, 2009, by and between Alseres Pharmaceuticals, Inc. and Cato Holding Company.

10.2	Letter Agreement, dated February 24, 2009, between Alseres Pharmaceuticals, Inc. and Cato BioVentures.

99.1	Press release dated February 27, 2009.